Note 11 - Financial Instruments and Credit Risk	12 Months Ended
Mar. 31, 2012
Concentration Risk Disclosure [Text Block]
11. FINANCIAL INSTRUMENTS AND CREDIT RISK

Interest rate risk

At March 31, 2012, the ARPA with FWC has a cost of funds fee interest rate with a variable component based on the Wall Street Journal’s prime rate. If the Company borrowed 100% of the facility’s available line for a full year and the bank’s prime lending rate increased by 1%, the Company’s costs under the ARPA will increase by approximately $85.

Foreign exchange risk

All of the Company’s revenue is, and the significant majority of the Company’s expenses are, in United States dollars, and foreign exchange is limited to non-U.S. dollar denominated expenditures in Canadian dollars, which are immaterial in each of the years ended March 31, 2012 and 2011.

Credit risk

Information regarding the Company’s accounts receivable credit risk is as follows:

As of March 31,	Accounts Receivable (in millions)	Number of Customers with Receivable Balance >10% of Total Receivables	Customer Share as a Percent of Total Receivables	Percentage Share of Total Receivables
2012	$8.4	1	71%	71%
2011	$2.7	3	37%	34%

The receivable representing 71% of the accounts receivable balance at March 31, 2012 was subsequently collected.

Supplier Risk

The Company relies on a single supplier for the majority of its finished goods. At March 31, 2012 and 2011, the Company owed this supplier $3,858 and $971, respectively, recorded as accounts payable and accrued liabilities. The inventory purchases and engineering services from this supplier for the years ended March 31, 2012 and 2011 were $13,687 and $10,453, respectively.